SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K/A
                             (Amendment No. 1)
                           _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-32143

                      Date of Report: December 9, 2004

                          INCODE TECHNOLOGIES CORP.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                 Nevada                              33-0895699
    --------------------------------------------------------------------
    (State of other jurisdiction of                 (IRS Employer
     incorporation or organization                   Identification No.)


        111 Howard Street, Suite 108, Mt. Arlington New Jersey  07856
        --------------------------------------------------------------
        (Address of principal executive offices)        (Zip Code)


                                (973) 398-8183
             ---------------------------------------------------
             (Registrant's telephone number including area code)


                 7408 Oak Grove Avenue, Las Vegas, NV    89117
          ----------------------------------------------------------
          (Former address, if changed since last report)  (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
----------------

This Amendment is being filed to include the requisite financial statements.

Item 2.01    COMPLETION OF ACQUISITION OF ASSETS

On December 9, 2004 the Registrant purchased all of the assets of Candent Corporation that are used in the business of operating Internet-based online dating, information, retail, industrial and financial portals. The Registrant assigned the assets and liabilities to a wholly-owned subsidiary named "Intrance Corporation."

In consideration for the acquired assets, the Registrant caused Intrance Corporation to issue 275,000 shares of a Series A Preferred Stock to Candent Corporation. The holder of the Intrance preferred shares will received a quarterly dividend equal to ten percent of Intrance's operating income. The Intrance preferred shares are redeemable at a price of $10 per share. The holder of the Intrance preferred shares can convert each share of Series A Preferred Stock into one hundred shares of the Registrant's common stock. The holder of Intrance Series A Preferred Stock is not entitled to vote at shareholders meetings.

On the date of issue, all of the Intrance Series A Preferred Stock acquired by Candent Corporation could be converted into 27,500,000 shares of the Registrant's common stock, which would represent 6.18% of the fully-diluted
outstanding shares.   In the event that the Registrant issues any common
shares after this date, the number of shares into which the Intrance Series A Preferred Stock can be converted will be proportionately increased, so that at all times the Intrance Series A Preferred Stock will be convertible into a number of shares which will equal 6.18% of the Registrant's outstanding shares after the conversion. The Registrant's agreement with Candent Corporation also provides that if Candent corporation obtains less than $2,750,000 from the sale of the common stock into which the Intrance preferred shares are convertible, the Registrant will issue additional shares to Candent Corporation until it obtains $2,750,000 in sales proceeds.

The President of Candent Corporation is the spouse of the owner of Incandent Capital LLC, which owns the majority of the Registrant's voting shares. The equity in Candent Corporation is held in trust for the benefit of its President.

Item 9.01    Financial Statements and Exhibits

Financial Statements

KISSYKAT CORPORATION (D/B/A DATEFETCH)

Report of Independent Accountants..............................F-1

Balance Sheets - September 30, 2004 (unaudited) and
 December 31, 2003.............................................F-2

Statements of Operations - Nine Months Ended September
 30, 2004 (unadited) and Twelve Months Ended December
 31, 2003......................................................F-3

Statement of Cash Flows - For the Nine Months Ended
 September 30, 2004 (unaudited) and Twelve Months Ended
 December 31, 2003.............................................F-4

Notes to Financial Statements..................................F-5

INCODE TECHNOLOGIES CORPORATION

Pro Forma Combined Financial Statements........................F-8

Exhibits

10.1	Acquisition Agreement by and between Candent Corporation,
        Incode Corporation and Intrance Corporation dated September 1, 2004.

10.2 Amendment No. 1 to Asset Purchase Agreement among Bib Holdings Ltd., Incode Corporation, Intrance Corporation and Candent Corporation.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIB HOLDINGS, LTD.

                                       By: /s/JIM GRAINER
                                       -------------------------------
                                       JIM GRAINER
                                       Chief Executive Officer
Date:  December 20, 2004

INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors and Stockholders,
Incode Technologies Corporation:


We have audited the accompanying balance sheet of KissyKat Corporation (d/b/a DateFetch) as of December 31, 2003, and the related statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards established by the Public Company Accounting Oversite Board of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KissyKat Corporation (d/b/a DateFetch) as of December 31, 2003, and the results of operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




                           /s/ Rosenberg, Rich, Baker & Berman
                           -----------------------------------

Bridgewater, New Jersey                                         F-1
February 21, 2004


                    KISSYKAT CORPORATION D/B/A DATEFETCH
                                 BALANCE SHEET
                  SEPTEMBER 30, 2004 AND DECEMBER 31, 2003

                                       September 30,        December 31,
                                           2004                 2003
                                        (UNAUDITED)
                                       -------------        ------------
ASSETS:
 Current assets                        $       --           $        --
 Intangible assets, net                   346,441               281,403
                                        ---------             ---------
 TOTAL ASSETS                             346,441               281,403
                                        =========             =========

LIABILITIES AND STOCKHOLDERS' EQUITY:
 Liabilities                                   --                    --

Stockholders' equity:
 Common stock, $0.001 par value,
  100,000,000 authorized; 1,000 and
  1,000 shares issued for 2004 and
  2003, respectively                            1                     1
 Additional paid-in capital               346,440               281,402
 Accumulated deficit                           --                    --
                                        ---------             ---------
 Total stockholders' equity               346,441               281,403
                                        ---------             ---------
 TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                               $  346,441           $   281,403
                                        =========             =========



The notes to the Financial Statements are an integral part of these statements.
                                                                F-2

                    KISSYKAT CORPORATION D/B/A DATEFETCH
                           STATEMENTS OF OPERATIONS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND
                    TWELVE MONTHS ENDED DECEMBER 31, 2003



                                  For The Nine Months     For the Twelve Months
                                  Ended September 30,       Ended December 31,
                                         2004                     2003
                                     (UNAUDITED)
                                  -------------------     ---------------------
Revenues:                           $   12,378              $   1,566

Cost of revenues                        (3,000)                    --
                                      --------               --------
Gross profit                             9,378                  1,566
                                      --------               --------
Operating expenses:
 General and administrative expenses    (9,378)                (1,566)
                                      --------               --------
Income before provision for
 income taxes                               --                     --

Provision for income taxes                  --                     --
                                      --------               --------
Net income                          $       --              $      --
                                      ========               ========






The notes to the Financial Statements are an integral part of these statements.
                                                                F-3

                    KISSYKAT CORPORATION D/B/A DATEFETCH
                          STATEMENTS OF CASH FLOWS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                           AND DECEMBER 31, 2003

                                  For The Nine Months    For The Twelve Months
                                  Ended September 30,      Ended December 31,
                                         2004                     2003
                                     (UNAUDITED)
                                   ------------------    ----------------------
Cash flows from operating activities:           --                    --
                                          --------             ---------

Cash flows from investing activities:           --                    --
                                          --------             ---------

Cash flows from financing activities:           --                    --
                                          --------             ---------

Increase (decrease) in cash                     --                    --

Cash at beginning of year                       --                    --
                                          --------             ---------

Cash at end of year                     $       --            $       --
                                          ========             =========

Supplemental information of non-cash
 investing and financing.

 Capitalized costs of intangible assts
  (website development) treated as
  capital contributions by parent
  company                               $   65,083            $  281,403
                                         =========             =========

The notes to the Financial Statements are an integral part of these statements.
                                                                F-4

                   KISSYKAT CORPORATION D/B/A DATEFETCH
                       NOTES TO FINANCIAL STATEMENTS


NOTE 1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

COMPANY OVERVIEW

KissyKat Corporation d/b/a DateFetch ("DateFetch") was formed by Candent Corporation ("Candent") in October 2003 as a holding company to hold and administer a special interest online personal service with a focus on the pet products industry that was developed by Candent prior to our formation. Our ambition is to grow our dating service by establishing a strong following for our brand with singles who are looking for companionship with like-minded people.

We commenced operations on October 21, 2003 on a limited basis. Our operating activity since October 2003 was solely limited to collecting subscriber revenue, providing technical and customer support and growth on the basis of word of mouth advertising.

In November 2004, Candent sold substantially all of the assets of DateFetch to Incode Technologies Corporation ("Incode") for preferred stock in Incode's subsidiary, Intrance Corporation, convertible into Incode common stock. These assets included our online dating portal, including our affiliate marketing system and ecommerce system, our intellectual properties, our rights to all of our subscription revenue and all material agreements. DateFetch ceased to do business upon the completion of this acquisition and was dissolved effective December 31, 2004.

USE OF ESTIMATES

The consolidated financial statements included herein have been prepared by the Company, in accordance with Generally Accepted Accounting Principles. This requires the Company's management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of the contingent assets and liabilities at the date of the financial statements. These estimates and assumptions will also affect the reported amounts of certain revenues and expenses during the reporting period. In the opinion of management, all adjustments which, except as described elsewhere herein, are of a normal recurring nature, necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. Actual results could differ materially based on any changes in the estimates and assumptions that the Company uses in the preparation of its financial statements and any changes in the Company's future operational plans.

WEB SITE AND SOFTWARE DEVELOPMENT COSTS

The Company capitalizes costs related to developing or obtaining internal-use software. Capitalization of costs begins after the conceptual formulation stage has been completed. The Company expenses costs related to the planning and post implementation phases of web site development efforts. Direct costs incurred in the development phase are capitalized.

NOTE 2     STOCKHOLDERS' EQUITY

Prior to the acquisition by Incode Technologies Corporation of substantially all of our assets and our subsequent dissolution on December 31, 2004, the Company was 100% owned by Candent Corporation.


NOTE 3     RELATED PARTY TRANSACTIONS

The Company paid Candent management fees of $9,378 and $1,566, respectively, in the nine months ended September 30, 2004 and twelve months ended 2003.

                                                                F-5

                        INCODE TECHNOLOGIES CORPORATION
                     PROFORMA COMBINED FINANCIAL STATEMENTS

The unaudited proforma consolidated balance sheet of the Company as of September 30, 2004 and the unaudited proforma consolidated statement of operations of the Company for the nine months ended September 30, 2004 and for the fiscal year ended December 31, 2003, have been prepared to illustrate the effect of the acquisition by the Company of substantially all of the assets of Candent Corporation ("Candent" and the "Candent Assets") on December 9, 2004 as if such transaction took place on January 1, 2003. The Candent Assets' sole operating activity relates to the operations of its subsidiary, KissyKat Corporation d/b/a DateFetch, from its date of inception, October 21, 2003, until their acquisition by the Company.

These proforma consolidated financial statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The proforma adjustments represent, in the opinion of management, all adjustment necessary to present the Company's proforma results of operations and financial position in accordance with Article 11 of SEC Regulation S-X base upon available information and certain assumptions considered reasonable under the circumstances. The proforma combined financial statements should be read in conjunction with the historical financial statements of the Company.

On December 9, 2004 the Company purchased all of the assets of Candent that are used in the business of operating Internet-based online dating, information, retail, industrial and financial portals. The Company assigned these assets and liabilities to a wholly-owned subsidiary named "Intrance Corporation."

In consideration for the acquired assets, the Company caused Intrance Corporation to issue 275,000 shares of a Series A Preferred Stock to Candent. The holder of the Intrance preferred shares will received a quarterly dividend equal to ten percent of Intrance's operating income. The Intrance preferred shares are redeemable at a price of $10 per share. The holder of the Intrance preferred shares can convert each share of Series A Preferred Stock into one hundred shares of the Registrant's common stock. The holder of Intrance Series A Preferred Stock is not entitled to vote at shareholders meetings. On the date of issue, all of the Intrance Series A Preferred Stock acquired by Candent could be converted into 27,500,000 shares of the Company's common stock, which would represent 6.18% of the fully-diluted outstanding shares. In the event that the Company issues any common shares after this date, the number of shares into which the Intrance Series A Preferred Stock can be converted will be proportionately increased, so that at all times the Intrance Series A Preferred Stock will be convertible into a number of shares which will equal 6.18% of the Company's outstanding shares after the conversion. The Company's agreement with Candent also provides that if Candent corporation obtains less than $2,750,000 from the sale of the common stock into which the Intrance preferred shares are convertible, the Registrant will issue additional shares to Candent Corporation until it obtains $2,750,000 in sales proceeds.


                                                                F-6


              INCODE TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 2004

                       Incode         Incode
                       Technologies   Corporation
                       Corp. f/k/a    (August 30, 2004)
                       BIB Holdings,  date of
                       Ltd.           inception to
                       Historical     September 30,    Candent  Proforma      Proforma
                       Data           2004             Assets   Adjustments   Balances
--------------------------------------------------------------------------------------

ASSETS
 Current assets:
 Cash and equivalents    4,443               --             --      (4,443) a       --
                            --               --             --     500,000  b       --
                            --               --             --     (86,000) c       --
                            --               --             --    (414,000) g       --
 Accounts receivable,
  net                  199,139               --             --    (199,139) a       --
 Inventories           205,930               --             --    (205,930) a       --
 Other current assets   41,563               --             --     (41,563) a       --
 Note receivable            --               --             --     400,000  b  400,000
                      --------         --------       --------    --------
 Total current assets  451,075               --             --     (51,075)    400,000

Property and equipment,
 net                   585,277               --             --    (585,277) a       --

Other assets:
 Intangible assets, net     --               --        346,441     115,480  i  461,922
 Security deposits       4,004               --             --      (4,004) a       --
 Receivable from
  affiliates           148,561               --             --    (148,561) a       --
 Deferred financing
  costs                127,616               --             --     (62,532) g       --
                                                                   136,000  c       --
                            --               --             --     (51,000) d  150,084
                     ---------         --------      ---------   ---------   ---------
 Total other assets    280,181               --        346,441     (14,617)    612,006

 Total assets        1,316,533               --        346,441    (650,969)  1,012,006
                     =========         ========      =========   =========   =========

LIABILITIES AND STOCKHOLDER'S EQUITY
 Current liabilities:
 Accounts payable
  and accrued
  expenses             828,090               --             --    (828,090) a       --
                                             --             --      50,000  c   50,000
 Accrued interest
  expense                                    --             --      37,500  e   37,500
 Customer deposits     292,596               --             --    (292,596) a        --
 Accrued interest -
  related parties       95,540               --             --     (95,540) a        --
 Demand loan payable -
  related parties       98,000               --             --     (98,000) a        --
 Current portion -
  loans payable         10,000               --             --     (10,000) a        --
 Current portion -
  capital leases         4,644               --             --      (4,644) a        --
 Total current
  liabilities        1,328,870               --             --   1,241,370)      87,500

Long-term liabilities:
 Notes payable -
  related party      1,344,019               --             --  (1,344,019) a        --
 Capitalized leases     14,059               --             --     (14,059) a        --
 Security deposits       8,029               --             --      (8,029) a        --
 Convertible notes
  payable              839,671               --             --    (414,000) g        --
                                             --             --     900,000  b 1,325,671
 Total long-term     ---------        ---------      ---------   ---------    ---------
  liabilities        2,205,778               --             --    (880,107)   1,325,671

Stockholders'
 equity
 (impairment):
 Preferred stock           --             1,000             --       1,000  f     2,000
 Common stock         217,243                 1              1        (251) a   216,994
 Additional paid in
  capital           2,651,074               999        346,440  (2,652,073) a-i 346,440

                           --                --             --     115,480  i   115,480
 Stock subscription
  receivable               --            (2,000)            --          --       (2,000)
 Accumulated
 deficit           (5,086,432)               --             --   4,006,352   (1,080,080)

 Total stockholders'
  equity
  (impairment)     (2,218,115)               --        346,441   1,470,508     (401,166)
 Total liabilities
  and stockholders' ---------         ---------      --------    ----------  ----------
   equity           1,316,533                --        346,441    (650,969)   1,012,006



* See explanations of proforma adjustments below.
                                                                F-7

              INCODE TECHNOLOGIES CORPORATION AND SUBSIDIARIES
           UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004



                      Incode        Incode
                      Technologies  Corporation
                      Corp. f/k/a   (August 23, 2004,
                      BIB Holdings,  2004, date of
                      Ltd.          inception to
                      Historical    September      Candent  Proforma    Proforma
                      Data          30, 2004       Assets   Adjustments Results
--------------------------------------------------------------------------------------

Revenues              1,618,527        --           12,378   (1,618,527) a-j  12,378
Cost of sales         1,429,294        --            3,000   (1,429,294) a     3,000
                      ---------    ------         --------    ---------     ---------
Gross profit            189,233        --            9,378     (189,233)       9,378

Operating expenses
 Shipping expenses       50,868        --               --      (50,868) a        --
 Showroom expenses      154,556        --               --     (154,556) a        --
 Selling expenses       378,327        --               --     (378,327) a        --
 General and
  administrative      1,516,122        --            9,378   (1,516,122) a-j   9,378
                      ---------    ------         --------    ---------       ------
Total operating
  expenses            2,099,873        --            9,378   (2,099,873)       9,378
Loss from
 operations          (1,910,640)       --               --    1,910,640           --
Other income
 (expense)
 Interest and
  financing costs      (298,878)       --               --      (62,532) g  (361,410)
                             --        --               --      (51,000) d   (51,000)
                             --        --               --      (37,500) e   (37,500)
Rental income            49,098        --               --      (49,098) a        --
Interest and other
 income                      --        --               --           --           --
                     ----------   -------         --------      -------     --------
Total other income
  (expense)            (249,780)       --               --     (200,130)    (449,910)

Net loss             (2,160,420)       --               --    1,710,510     (449,910)
                      =========   =======         ========    =========      =======
Loss per share,
 basic and
 diluted                  (0.02)       --               --           --        (0.00)
                      =========   =======         ========    =========      =======
Weighted average
 common shares
 outstanding        107,065,728        --               --           --  106,815,728
                    ===========   =======         ========    =========  ===========

* See explanations of proforma adjustments below.

                                                                F-8

              INCODE TECHNOLOGIES CORPORATION AND SUBSIDIARIES
          UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003



                      Incode
                      Technologies
                      Corp. f/k/a
                      BIB Holdings,
                      Ltd.
                      Historical    Incode         Candent  Proforma        Proforma
                      Data          Corporation    Assets   Adjustments     Results
--------------------------------------------------------------------------------------
Revenues              3,567,002           --        1,566  (3,567,002) a-j      1,566
Cost of sales         3,780,612           --           --  (3,780,612) a           --
                      ---------      -------       ------  ----------        --------
Gross profit           (213,610)          --        1,566     213,610  a        1,566

Operating expenses
 Shipping expenses       94,470           --           --     (94,470) a           --
 Showroom expenses      201,083           --           --    (201,083) a           --
 Selling expenses     1,084,636           --           --  (1,084,636) a           --
 General and
  administrative      1,500,349           --        1,566  (1,500,349) a-j      1,566
                      ---------      -------       ------  ----------        --------
Total operating
 expenses             2,880,538           --        1,566  (2,880,538)             --

Loss from operations (3,094,148)          --           --   3,094,148              --

Other income (expense)
 Interest and
 financing costs       (163,124)          --           --     163,124 g            --
                             --           --           --          --              --
                             --           --
Rental income            67,260           --           --     (67,260)a            --
Interest and other
 income                      --           --           --          --              --
                      ---------      -------       ------  ----------        --------
Total other income
 (expense)              (95,864)          --           --       5,864              --

Net loss             (3,190,012)          --           --    3,190,012 j           --
                      =========      =======      =======   ==========       ========
Loss per share, basic
 and diluted              (0.06)          --           --           --          (0.00)
                      =========      =======      =======   ==========       ========
Weighted average
 common shares
 outstanding         53,357,638           --           --           --     53,357,638


* See explanations of proforma adjustments below.

                                                                F-9


             INCODE TECHNOLOGIES CORPORATION AND SUBSIDIARIES
   NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PROFORMA ADJUSTMENTS

a. To remove the assets, liabilities and results of operations for BIB, Ltd. The sole operating division of BIB Holdings sold in contemplation of the merger.

b. To record convertible debentures to Highgate House LLC sold prior to the merger. (Note: original agreement with Highgate calls for $500,000 less closing costs and $500,000 to be paid at a future date. The amount to be received has subsequently been adjusted downward by Highgate.)
c. To record financing costs of convertible debentures to Highgate House LLC.
d. To amortize the deferred financing costs of the Highgate House LLC debentures.
e. To record interest expense for the Highgate House LLC debentures.
f. To record preferred shares issued to Incandent Capital LLC in order to acquire Incode.
g. The proceeds from the Highgate debenture will be used to pay down the debenture due to Cornell Capital Partners LLC. The corresponding deferred financing costs associated with that debenture will be expensed accordingly.
h. To record the acquisition by the Company of the Candent Assets, including the following: (i) certain internet-based online dating, information, retail, industrial, and financial services and portals; (ii) certain intellectual property and other rights associated with such services and portals; (c) certain other assets associated with such services and portals; and, (d) certain material agreements with third parties pertaining to the above assets; and, including the following internet-based portals: kissykat.com, datefetch.com, tsdonline.com, marketcast.fm, ignitepowered.com, suitematch.com, weddingportfolios.com and doctorpaw.com.
i. To record the full redemption value of the Intrance capital stock issued to Candent and the Candent Assets.
j. To record the activity of the KissyKat online dating service, which has been in operation since October 21, 2003.